                                                                    Exhibit 10.5

                                                                  EXECUTION COPY




                                October 31, 2003

Corrpro Companies, Inc.
1090 Enterprise Drive
Medina, Ohio 44256

Attention: Joseph W. Rog, CEO

Re: Note Purchase Agreement, dated as of January 21, 1998, between Corrpro Companies, Inc. and The Prudential Insurance Company of America.

Ladies and Gentlemen:

         Reference is made to (i) that certain Note Purchase Agreement, dated as of January 21, 1998 (as amended from time to time, the "Note Agreement"), between Corrpro Companies, Inc., an Ohio corporation (the "Company"), and The Prudential Insurance Company of America ("Prudential"), pursuant to which the Company issued and Prudential now holds the Company's Third Amended and Restated Senior Notes due January 15, 2008 in an aggregate principal amount of $25,352,573.00 (the "Notes"), and (ii) that certain Forbearance Agreement, dated July 31, 2003 (as amended, the "Forbearance Agreement" and together with the Note Agreement, the "Agreements") between the Company and Prudential. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreements.

         Consistent with the provisions of the Forbearance Agreement, the Company, with the consent of the holders of the Notes, has entered into a letter of intent governing a potential refinancing transaction. In connection with such potential refinancing transaction, however, the Company is not in compliance with the deadlines set forth in Section 1.2(v) of the Forbearance Agreement (the "Milestone Defaults").

         The Company has requested that Prudential agree to forbear from exercising its rights and remedies under the Agreements arising as a result of the occurrence and continuation of the Existing Events of Default and the Milestone Defaults (collectively, the "Existing Defaults") and agree to certain other changes to the Note Agreement, including to defer the date of certain required payments of principal on the Notes, as more particularly set forth herein. Subject to the terms and conditions hereof, and effective upon the satisfaction of the conditions set forth herein, and provided that the Company agrees to the modifications of the Agreements and the Notes set forth below, Prudential is willing to agree to such request. Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

                       AMENDMENTS TO FORBEARANCE AGREEMENT
                       -----------------------------------

1. INTRODUCTORY PARAGRAPH. The first paragraph of the Forbearance Agreement shall be amended by adding the following language after the number "$28, 285,714": ", and as of the Effective Date (as hereinafter defined), Prudential shall hold the Company's Third Amended and Restated Senior Notes due January 15, 2008 in an aggregate principal amount of $25,352,573".

2. SECTION 1.1. Prudential hereby agrees that the Forbearance Period (the expiration date of which is currently October 31, 2003) set forth in Section 1.1 of the Forbearance Agreement shall be extended until January 31, 2004.

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Corrpro Companies, Inc.
Page 2
October 31, 2003


3. SECTION 1.2(a). Section 1.2(a) of the Forbearance Agreement shall be amended by adding the following sentence to the end thereof:

                  "With respect to the Company's pending refinancing transaction, reports on such matter shall be provided not less frequently than weekly."

4. SECTION 1.2(f). Section 1.2(f) of the Forbearance Agreement shall be amended by deleting the word "or" from the third line thereof and inserting a comma in its place and by adding the following language after the date "September 30, 2003" contained in the third line thereof: "or (iii) $3,125,000 for the three consecutive months ending December 31, 2003".

5. SECTION 1.2(m). Section 1.2(m) of the Forbearance Agreement shall be amended by adding the following sentence to the end thereof:

                  "All parties acknowledge that the Company has entered into an agreement for the disposition of its Middle East Subsidiaries, and such disposition shall be completed according to the terms and conditions approved by the Required Holders."

6. SECTION 1.2(r). Section 1.2(r) of the Forbearance Agreement shall be amended by deleting it in its entirety and replacing it with the following Section 1.2(r):

                  "The Company shall pay to Prudential an amendment fee in the amount of $200,000, payable in installments as follows: $100,000 upon execution of this letter agreement, and $100,000 upon the earlier of December 31, 2003 or the date on which the Refinance Transaction (defined in Section 1.2(v) below) is completed."

7. SECTION 1.2(t). Section 1.2(t) of the Forbearance Agreement shall be amended by deleting the word "or" from the fifth line thereof and inserting a comma in its place and by adding the following language after the date "September 30, 2003" contained in the fifth line thereof: "or (d) $1,300,000 during the nine month period ending December 31, 2003".

8. SECTION 1.2(u). Section 1.2(u) of the Forbearance Agreement shall be amended by deleting the date "October 31, 2003" contained in the second line thereof and replacing such date with the date "January 31, 2004".

9. SECTION 1.2(v). Section 1.2(v) of the Forbearance Agreement shall be amended by deleting in its entirety the language beginning with the words "Not later than..." contained in the twenty-first line thereof through the end of such paragraph, and replacing it with the following language:

                  "The Company, with the consent of the holders of the Notes, has entered into a non-binding letter of intent (the "Letter of Intent") describing a transaction that would include refinancing of the Company and repayment in full of all indebtedness owed to the holders of the Notes (the "Refinance Transaction"). The Company shall pursue the Refinance Transaction under the following interim conditions: (i) not later than November 10, 2003, the Company shall provide to the holders of the Notes copies of one or more draft commitment letters from one or more financing sources, equity providers or subordinated debt providers (collectively, "Financing Sources") (the identity of such Financing Sources and the terms of the commitment letters must be acceptable to the Required Holders, as evidenced by the written consent of the Required

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Corrpro Companies, Inc.
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October 31, 2003


         Holders) to fund the debt amounts contemplated in the Letter of Intent;
         (ii) not later than December 5, 2003, the Company shall provide to the holders of the Notes copies of the final and executed definitive securities purchase agreement pertaining to the Refinance Transaction, and the terms of such definitive agreement must be acceptable to the Required Holders, as evidenced by the written consent of the Required Holders (which consent shall be received by the Company prior to the Company's execution of such definitive securities purchase agreement);
         (iii) not later than December 5, 2003, the Company shall provide to the holders of the Notes copies of one or more final and executed commitment letters from one or more Financing Sources (the identity of such Financing Sources and the terms of the commitment letters must be acceptable to the Required Holders, as evidenced by the written consent of the Required Holders (which consent shall be received by the Company prior to the Company's execution of such commitment letters)) to fund the Refinance Transaction; (iv) not later than December 8, 2003 or two
         (2) business days after the date on which the Required Holders have issued their consent to the definitive securities purchase agreement, whichever is later, the Company shall submit to the Securities and Exchange Commission a preliminary proxy statement and related materials pertaining to the Refinance Transaction; and (v) such Refinance Transaction shall be completed (to include repayment in full of all indebtedness owed to the holders of the Notes) not later than January 31, 2004. Any proceeds received on account of any such sale transaction shall be applied to the repayment of the Notes in accordance with the terms of the Note Agreement. In each instance under this Section 1.2(v) calling for the review and response on behalf of the Required Holders, the holders of the Notes agree to respond in a diligent and timely manner following receipt of all information required to be delivered to them, and further agree that none of the consents required under this
         Section 1.2(v) shall be conditioned on the payment of any fees not otherwise required under the terms of this letter agreement."

10. SECTION 2.3. Section 2.3 of the Forbearance Agreement shall be amended by deleting the date "March 31, 2004" contained in the fifth line thereof and replacing such date with the date "June 30, 2004".

11. DEFINITION OF "NOTE DOCUMENTS". The definition of "Note Documents" contained in Section 1.1 of the Forbearance Agreement is hereby amended to include the Forbearance Agreement, as amended from time to time, including as amended hereby.

12. GENERAL AMENDMENTS.

A. Each reference to "Existing Events of Default" contained in Sections 1 through 16 of the Forbearance Agreement shall be amended to be a reference to "Existing Defaults".

B. Each reference to the date "October 31, 2003" contained in Sections 1.1, 1.5, 1.6(b) and 1.7 of the Forbearance Agreement shall be amended to be a reference to "January 31, 2004".

                          AMENDMENTS TO NOTE AGREEMENT
                          ----------------------------

1. PARAGRAPH 4A. Paragraph 4A of the Note Agreement is amended and restated in its entirety to read as follows:

                  "4A. REQUIRED PREPAYMENTS. Until the Notes shall be prepaid in full, the Company shall prepay, without Yield-Maintenance Amount, the sum of (i) $9,863,539.44 on January 31, 2004, and (ii) $383,795.31 on
         the 15th day of each month, commencing

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Corrpro Companies, Inc.
Page 4
October 31, 2003

         February 15, 2004 and continuing to and including December 15, 2007, in each case together with accrued and unpaid interest thereon, and such principal amount of the Notes shall become due on such prepayment dates. Any unpaid principal balance of the Notes, together with any accrued and unpaid interest thereon, shall become due on January 15, 2008, the maturity date of the Notes. Interest on the Notes at the rate described in the Notes for each day on which the principal amount thereunder is outstanding shall be paid monthly on the 15th day of November, 2003, and continuing on the 15th day of each month thereafter until the Notes have been paid in full."

2. PARAGRAPH 5A. Paragraph 5A of the Note Agreement is amended in its entirety to read as follows:

         "(v) within thirty (30) days after the end of each month, the consolidated balance sheet of the Company and its Subsidiaries as of the end of such month, and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for such month and for the period commencing at the end of the previous fiscal year and ending with the end of such month, in form and detail reasonably acceptable to the holders of the Notes, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding fiscal year and the variances, if any, from the most recent budget and forecast delivered to the holders of the Notes pursuant to that certain letter agreement dated as of October 31, 2003 by and between the Company and Prudential, together with a duly executed Officer's Certificate demonstrating compliance by the Company with the provisions thereof;"

3. PARAGRAPH 6A. Paragraph 6A of the Note Agreement is amended in its entirety to read as follows:

                   "6A. MINIMUM CONSOLIDATED NET WORTH. The Company will not permit Consolidated Net Worth to be less than (i) $1,252,000, for the period from October 31, 2003 to and including December 30, 2003, and
         (ii) thereafter, $1,386,000."

4. DEFINITION OF "CONSOLIDATED NET WORTH". The definition of "Consolidated Net Worth" in paragraph 10B of the Note Agreement is amended and restated in its entirety as follows:

                   ""CONSOLIDATED NET WORTH" shall mean as of any time of determination thereof, total stockholders' equity of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP. Notwithstanding the foregoing, during the "Forbearance Period" (as defined in that certain letter agreement dated as of October 31, 2003 by and between the Company and Prudential) "Consolidated Net Worth" shall be calculated exclusive of (a) gains or losses recognized upon asset dispositions, and (b) any impairment to goodwill or other intangible assets to the extent required by new accounting regulations promulgated after the date of this Agreement."

         The extension and amendments contained herein shall not become effective unless and until Prudential shall have received (i) a copy of this letter agreement executed by the Company and the Required Holders, (ii) a copy of that certain Tenth Amendment to Credit Agreement (the "Bank Amendment"), dated the date hereof, duly executed by the Bank Agent, the Banks, the Company and CSI Coating Systems Inc., amending the Credit Agreement in a manner satisfactory to Prudential, in form and substance satisfactory to Prudential, and such amendment shall be in full force and effect, (iii) payment of

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Corrpro Companies, Inc.
Page 5
October 31, 2003

the amendment fee required under Section 1.2(r) of the Forbearance Agreement (as amended hereby), (iv) a consent of guarantors, dated the date hereof, duly executed by each Guarantor, in the form attached hereto as Exhibit A, (v) a favorable opinion of the Company's counsel in form and substance to Prudential as to such matters as Prudential may reasonably request, (vi) a Secretary's Certificate signed by the Secretary or Assistant Secretary and one other officer of the Company certifying, among other things (a) as to the name, titles and true signatures of the officers of the Company authorized to sign this letter and the other documents to be delivered in connection with this letter, (b) that attached thereto is a true, accurate and complete copy of the Articles of Incorporation of the Company, certified by the Secretary of State of the State of Ohio as of a recent date, (c) that attached thereto is a true, accurate and complete copy of the By-laws of the Company which were duly adopted and are in effect as of the Effective Date, (d) that attached thereto is a true, accurate and complete copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this letter and the other documents to be delivered in connection with this letter, and of all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this letter, and (e) that this letter agreement and the other documents executed and delivered to Prudential by the Company are in the form approved by its Board of Directors in the resolutions referred to in clause (d), above, and (vii) a written confirmation, in form and substance satisfactory to Prudential, signed by the Bank Agent and the Banks of the continued effectiveness of the Intercreditor and Collateral Agency Agreement, dated as of June 9, 2000, as amended by Amendment No. 1 thereto dated June 29, 2001, notwithstanding this letter agreement and the Bank Amendment. Additionally, this letter agreement shall not be effective until (x) all corporate and other proceedings in connection with the transactions contemplated by this letter agreement shall be satisfactory to Prudential and its counsel, and Prudential shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request, (y) Prudential has received payment of all costs and expenses of Prudential (including reasonable fees and disbursements of special counsel to Prudential) in connection with this letter and the transactions contemplated hereby and (z) the Company shall have agreed to pay to the Bank Agent and the Banks an amendment fee in connection with the Bank Amendment in an amount not to exceed $200,000 in its entirety.

     The Company acknowledges and agrees that the extension and amendments contained herein are limited to the specific one-time agreements described above, that no course of dealing is established hereby, and that there shall be no obligation on the part of Prudential to further extend the deadline set forth above or to further amend the Agreements. Such limited extension and such amendments (a) shall not modify or waive any other term, covenant or agreement of the Note Documents except to the extent described herein, and (b) shall not be deemed to have prejudiced any present or future right or rights which Prudential now has or may have under the Note Documents.

     The Company represents and warrants to Prudential that, after giving effect to the agreements herein contained, (a) the representations and warranties contained in Paragraph 8 of the Note Agreement and Section 4 of the Forbearance Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), and (b) other than the Existing Defaults, no Event of Default or Default exists or has occurred and is continuing on the date hereof.

     The Company agrees that the Forbearance Agreement, the Note Agreement (as amended) and all other Note Documents are ratified, confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.


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Corrpro Companies, Inc.
Page 6
October 31, 2003


     This letter may be executed in any number of counterparts, and facsimile signatures shall be treated as original signatures for all purposes.

                                Very truly yours,


                                THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                By: /s/ Paul Price
                                   ----------------------------------------











ACCEPTED, ACKNOWLEDGED AND
AGREED TO OCTOBER 31, 2003

CORRPRO COMPANIES, INC.

By: /s/ Robert M. Mayer
   ----------------------------------

Title: Senior Vice President
      -------------------------------



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

                                                                  EXECUTION COPY

                                    EXHIBIT A

                              CONSENT OF GUARANTORS

     Each of the undersigned is a guarantor under a subsidiary guaranty (as amended, the "GUARANTY"), dated as of June 9, 2000, made by each guarantor in favor of each holder of any Notes (the "NOTEHOLDERS"), and as such hereby consents to that certain letter dated October 31, 2003, by and between Corrpro Companies, Inc. and The Prudential Insurance Company of America (the "MODIFICATION") and the amendments, forbearance and agreements contained therein, and agrees to all agreements of the Guarantors set forth therein, and confirms and agrees that, notwithstanding the Modification and the effectiveness of the amendments, forbearance and agreements contained therein, the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Nothing herein is intended or shall be deemed to limit any Noteholder's rights under the Guaranty to take actions without the consent of the undersigned.

Dated as of October 31, 2003

                                   GOOD-ALL ELECTRIC, INC.


                                   By:      /s/ Robert M. Mayer
                                            ---------------------------------
                                   Title:   Vice President
                                            ---------------------------------



                                   BASS SOFTWARE, INC.


                                   By:      /s/ Robert M. Mayer
                                            ---------------------------------
                                   Title:   Vice President
                                            ---------------------------------



                                   OCEAN CITY RESEARCH CORP.


                                   By:      /s/ Robert M. Mayer
                                            ---------------------------------
                                   Title:   Vice President
                                            ---------------------------------



                                   CCFC, INC.


                                   By: /s/ Robert M. Mayer
                                       --------------------------------------
                                   Title:   Vice President
                                       --------------------------------------